EXHIBIT 10.2

THIS INSTRUMENT PREPARED BY:
Greenberg Traurig, LLP
401 East Las Olas Boulevard, Suite 2000
Fort Lauderdale, FL 33301

SECOND AMENDED AND RESTATED
GUARANTY MORTGAGE AND SECURITY AGREEMENT

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $2,100,000 ON MAY 9, 2017 AND $4,000,000.00 ON MAY 9, 2017, TOGETHER WITH ACCRUED AND CAPITALIZED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

THIS SECOND AMENDED AND RESTATED GUARANTY MORTGAGE AND SECURITY AGREEMENT (herein “Mortgage”) made this 8th day of May, 2014, by and between PANACHE DISTILLERY , LLC, a Florida limited liability company (hereinafter referred to as “Mortgagor”) with an address for purposes hereof at 150 Fifth Avenue, 3rd Floor, NY, NY 10011, and CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a limited company organized under the laws of the Cayman Islands (hereinafter referred to as “Mortgagee”), with an address for purposes hereof at 3101 N. Federal Highway, Suite 502, Fort Lauderdale, FL 33306. This Mortgage shall supersede and replace that certain Amended and Restated Mortgage and Security Agreement dated as of March 31, 2014 by and between Mortgagor and Mortgagee.

WITNESSETH:

In consideration of the indebtedness hereinafter referred to, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor does hereby mortgage, grant, bargain, sell, assign and convey unto the Mortgagee, with the power of sale and right of entry and possession, all of the Mortgagor’s estate, right, title and interest in, to and under, and grants to the Mortgagee a security interest in, all of the following described property (hereinafter referred to collectively as the “Mortgaged Property”) now owned or held or hereafter acquired by the Mortgagor:

(i) All of the land (herein the “Land”) located in Pasco County, State of Florida, more particularly described in Exhibit “A” annexed hereto and incorporated herein by this reference, including all of the rights, privileges and appurtenances thereunto belonging, and all of the estate, right, title and interest of the Mortgagor therein or thereto, either in law or in equity, now or hereafter acquired, and in and to all streets, roads and public places, opened or proposed, in front of or adjoining the said Land, and all easements and rights-of-way, public or private, now or hereafter used in connection with the Land (collectively the “Realty”);

NOTE TO TAX EXAMINER: Documentary Stamps in the amount of $21,350 are due in connection with this Guaranty Mortgage; however, on or about January 9, 2013 documentary stamps in the amount of $7,350 were paid directly to the Department of Revenue in connection with the $2,100,000 Promissory Note dated December 21, 2012 and on or about May 29, 2013 documentary stamps in the amount of $2,450 were paid directly to the Department of Revenue in connection with the $4,000,000 Promissory Note dated May 9, 2013.  Accordingly, the additional Documentary Stamps due hereunder in the amount of $11,550 are attached hereto.  Intangible Taxes in the amount of $12,200 are attached hereto.

(ii) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land. All fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Realty, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Mortgagor, including all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property of fixtures together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf (the “Improvements”);

(iii) All leases and other agreements, including, without limitation, insurance contracts pertaining to the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property, now or hereafter entered into, and any modification, renewal or extension thereof, and all guarantees of the lessees’, tenants’ or occupants’ obligations thereunder, including, without limitation, deposits of cash or securities (collectively the “Leases”), and all of the rents, royalties, issues, profits, revenue, income, unearned insurance premiums and other benefits hereafter accruing under any Lease or otherwise arising from the ownership, occupancy, use, possession or enjoyment of all or any part of the Mortgaged Property (collectively the “Rents and Profits”);

(iv) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

(v) All of Mortgagor’s rights further to encumber said Property for debt.

TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, forever, for the purpose of securing unto the Mortgagee:

(a) Mortgagor’s Guaranty dated as of May 9, 2013 in favor of Mortgagee (hereinafter referred to as the “Guaranty”), which Guaranty guaranteed the full and complete payment obligations and was given as additional security for the payment of the principal sum of (i) TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00) and interest thereon, as provided in a certain promissory note made by Panache Beverage, Inc. (the “Borrower”) to Mortgagee dated as of December 21, 2012 and (ii) FOUR MILLION DOLLARS ($4,000,000.00) and interest thereon, as provided in a certain promissory note made by Borrower to the Mortgagee dated as of May 9, 2013, and any modification, renewal or extension thereof; and the payment of the principal sum, with interest thereon, of any Future Advances made to Mortgagor or Borrower by Mortgagee pursuant to the provisions of Paragraph 27 hereof (collectively, the “Notes”);

(b) The performance and observance of, and compliance with, each and every obligation, covenant, warranty, agreement, term, provision and condition contained in the Guaranty, the Notes and this Mortgage and in all other documents executed and/or delivered by the Mortgagor and/or others to the Mortgagee having reference to or arising in connection with the Guaranty, the Notes or this Mortgage; and

(c) The payment of all other sums incurred or advanced by the Mortgagee or otherwise becoming due and payable under the provisions of the Guaranty, the Notes, this Mortgage or any Loan Document (as hereafter defined), and interest thereon.

THIS IS A MORTGAGE GIVEN TO SECURE THE MORTGAGOR’S GUARANTY OF THE PRESENT AND FUTURE OBLIGATIONS OF THE BORROWER UNDER THE NOTES. ANY DEFAULT UNDER THE PURCHASE MONEY FIRST MORTGAGE , SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING MADE BY MORTGAGOR IN FAVOR OF DOUGLAS JOINT VENTURE, V3 JOINT VENTURE, LLC AND EMPIRE JOINT VENTURE SECUING THE ORIGINAL PRINCIPAL AMOUNT OF $3,500,000 (THE “FIRST MORTGAGE”) SHALL CONSITUTE A DEFAULT HEREUNDER. IN ADDITION ANY DEFAULT UNDER THAT CERTAIN AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF MAY 9, 2013 BY AND BETWEEN THE LENDER, BORROWER AND THE OTHER PARTIES THERETO (THE “LOAN AGREEMENT”) SHALL CONSTITUTE A DEFAULT HEREUNDER.

Mortgagor further covenants and agrees with Mortgagee as follows:

1. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Mortgagor” shall mean “Mortgagor and/or any subsequent owner or owners of the Mortgaged Property”; the word “Mortgagee” shall mean “Mortgagee or any subsequent holder or holders of this Mortgage”; the word “Notes” shall mean “note or notes secured by this Mortgage, and any additional notes hereafter to be issued secured by this Mortgage pursuant to the future advance provisions hereof and any renewal or modification of any of the foregoing”; the word “Borrower” shall mean the Borrower named above and any other maker of any Notes secured hereby; the word “Obligor” shall mean the Borrower if other than Mortgagor, any guarantor of indebtedness secured hereby and any other person directly or indirectly liable to Mortgagee for any indebtedness secured hereby; the word “person” shall mean “an individual, corporation, partnership or unincorporated association, joint stock corporation and joint venture”; the word “Loan Documents” shall mean the Guaranty, the Notes, this Mortgage, and all other documents executed and/or delivered by the Mortgagor, the Borrower, any Obligor or any other person to the Mortgagee having reference to or arising in connection with the Guaranty, the Notes or this Mortgage; and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other. If the Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

2. Mortgagor covenants and warrants that Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Property, has good and absolute title to all existing personal property hereby mortgaged or made subject to the security interest hereby created and has good right, full power and lawful authority to convey, mortgage and encumber the same as provided herein; that the Mortgaged Property is and shall be kept free and clear of all liens, security interests, charges and encumbrances whatsoever, except for the lien for property taxes not yet due and payable and those encumbrances, if any, described in a schedule of exceptions to coverage in any title policy insuring Mortgagee’s interest in the Mortgaged Property, and of the First Mortgage. Mortgagor fully warrants the title to the Mortgaged Property and every part thereof, and will forever defend the same against the claims of all persons whomsoever.

3. Mortgagor shall perform, observe and comply with all provisions hereof, of the Guaranty and the Loan Documents to which it is a party, and will promptly pay to Mortgagee all sums required to be paid by Mortgagor under the Guaranty and other Loan Documents to which it is a party and pursuant to the provisions of this Mortgage when payment shall become due, all without deduction or credit for taxes or other similar charges paid or payable by Mortgagor.

4. Mortgagor shall pay promptly, when and as due, and shall promptly deliver to Mortgagee receipts for the payment of, all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liens for unpaid withholding taxes, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage before they become delinquent and before any interest attaches or any penalty is incurred. If at any time the State of Florida shall determine that documentary stamps be affixed to the Notes or hereto, or that intangible taxes should thereafter be affixed or paid, the Mortgagor shall pay for the same, together with any interest or penalties imposed in connection with such determination, and the amount of money needed to pay for such stamps or taxes and penalties shall, until such stamps are purchased and affixed and such taxes and penalties paid by Mortgagor, be a portion of the indebtedness secured by this Mortgage and bear interest from the date of such determination at the Default Rate (defined in Paragraph 35 hereof).

5. Mortgagor shall at its sole expense obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies in such amount as Mortgagee may require, insuring the Mortgaged Property against fire, extended coverage, flood (if the Mortgaged Property is or will be located in a flood hazard zone) and such other insurable hazards, casualties and contingencies as Mortgagee may require, and shall pay promptly, when due, any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them shall be subject to the Mortgagee’s approval. All such policies and renewals thereof shall be held by Mortgagee, shall contain a non-contributory mortgagee endorsement making losses payable to Mortgagee and, during construction, shall be in non-reporting builder’s risk form so far as such policies relate to the Improvements. The coverage under such policies shall be limited to the Improvements now or hereafter located on the Mortgaged Property. At least fifteen (15) days prior to the expiration date of all policies, renewals thereof satisfactory to Mortgagee shall be delivered to Mortgagee. Mortgagor shall deliver to Mortgagee receipts evidencing the payment of all premiums on such insurance policies and renewals. Delivery of the insurance policies and renewals, thereof shall constitute an assignment to Mortgagee, as further security, of all unearned premiums. In the event of loss, Mortgagor will give immediate written notice to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

Mortgagor shall at its sole expense obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, liability insurance policies relating to the Mortgaged Property, in such amounts, with such companies and in such form as may be required by Mortgagee. Mortgagee may require such policies to contain an endorsement, in form satisfactory to Mortgagee, naming Mortgagee as an additional insured thereunder. Mortgagor shall pay promptly, when due, any premiums on such insurance policies and renewals thereof.

6. INTENTIONALLY OMITTED

7. Any award or payment made on account of any eminent domain action upon the Mortgaged Property, at the option of the Mortgagee, may be retained and applied by the Mortgagee toward payment of the moneys secured by this Mortgage, or be paid over wholly or in part to the Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of any such taking or other injury to the Mortgaged Property, or for any other purpose or object satisfactory to the Mortgagee. Nothing herein contained shall waive the right of the Mortgagee to demand payment in full of all obligations hereby secured pursuant to Paragraph 19 hereof upon de occurrence of such taking.

8. Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not remove, demolish, materially after or change the use of any building, structure or other improvement presently or hereafter on the Land without the prior written consent of Mortgagee. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof. Except as otherwise provided in this Mortgage, no material fixture, personal property or other part of the Mortgaged Property shall be removed, demolished or altered, without the prior written consent of Mortgagee, other than items which may become worn out, undesirable or obsolete provided that they are replaced immediately with similar items of at least equal value which shall, without further action, become subject to the lien of this Mortgage. Mortgagor will promptly repair, restore, replace or rebuild any part of the Mortgaged Property now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Paragraph 7. Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time during the life of this Mortgage.

9. Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof or its use and occupancy, including, without limitation, all applicable zoning requirements.

10. Mortgagor shall not sell, convey, transfer, lease or further encumber any legal or equitable interest in all or any part of the Mortgaged Property, without the prior written consent of Mortgagee, and any such sale, conveyance, transfer, lease or encumbrances made without Mortgagee’s prior written consent shall be a default hereunder. For purposes of this Paragraph, sale or majority of the stock of Mortgagor (if Mortgagor is a corporation) or of any corporate partner of Mortgagor (if Mortgagor is a partnership), sale of a majority of the membership interest (if Mortgagor is a limited liability company), or any change in the general partners of Mortgagor (if Mortgagor is a partnership), or a change in the beneficial ownership Mortgagor, or a material change in the management of Mortgagor, shall be considered a conveyance of the Mortgaged Property. If any person should obtain any interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor.

11. Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following: (a) fire or other casualty (including flooding) causing damage to the Mortgaged Property; (b) receipt of notice from any governmental authority relating to the structure, use, or occupancy of the Mortgaged Property; (c) receipt of any notice of alleged default from any tenant under any lease of the Mortgaged Property; (d) substantial change in the occupancy of the Mortgaged Property; (e) receipt of any notice of alleged default from the holder of any lien or security interest in the Mortgaged Property, including, without limitation, the First Mortgage; or (f) commencement of any litigation affecting the Mortgaged Property.

12. Mortgagor shall pay or reimburse Mortgagee for all costs, charges and expenses, including reasonable attorney’s fees and disbursements and costs, incurred or paid by Mortgagee in any threatened, pending or completed action, proceeding or dispute in which Mortgagee is or might be made a party or appears as a party plaintiff or party defendant and which affect the Guaranty, the Notes, this Mortgagee or any other instrument securing the Notes, or the Mortgaged Property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including, but not limited to, the foreclosure of this Mortgage, condemnation involving all or part of the Mortgaged Property or any action to protect the security hereof, including all appellate proceeding in connection with or arising out of any of the foregoing. All costs, charges and expenses so incurred or paid by Mortgagee shall become due and payable immediately, whether or not there be notice, demand, or attempt to collect or suit pending. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate (defined in Paragraph 35 hereof) from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage.

13. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder or in the performance or observance of any other covenants, condition or term in this Mortgage or in any Loan Document, Mortgagee may at its option perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expense incurred or paid by Mortgagee in connection therewith shall become due and payable immediately, whether or not there be notice or demand. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate (defined in Paragraph 35 hereof) from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposed mentioned in this Paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

14. INTENTIONALLY OMITTED

15. INTENTIONALLY OMITTED

16. In addition to the lien on and security interest in the Realty and Improvements created hereby, this Mortgage shall, to the extent applicable, constitute a security agreement with respect to all personal property secured hereby; and the Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocable authorizes and appoints the Mortgagee the attorney-in-fact of the Mortgagor, to execute in the name of the Mortgagor, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, amendments to financing statements and comparable instruments as Mortgagee may require in order to impose, perfect or more effectively evidence the lien or security interest hereby created. In addition to any other rights and remedies provided herein or by law, the Mortgagee shall be entitled to pursue any and all remedies of a secured party under the Uniform Commercial Code and other applicable statutes of the place or places where the Mortgaged Property is located, it being hereby agreed that then (10) days’ notice as to the time and place of any sale shall be reasonable. No inference shall be drawn from the inclusion of any of the Mortgaged Property in a Financing Statement filed with the Florida Secretary of State that such property is considered by Mortgagee to be personalty as opposed to realty, Mortgagor hereby agreeing that in the event of uncertainly as to whether any portion of the Mortgaged Property is personalty or Realty, the presumption shall be that such item is Realty.

17. At any time and from time to time, upon Mortgagee’s request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee such mortgages, instruments, certificates and documents and, where appropriate, shall cause to be recorded or filed and from time to time thereafter to be re-recorded or refiled at such time and in such offices and places as shall be deemed desirable in order to effectuate, complete, enlarge or perfect, or to continue and preserve the obligations of Mortgagor under this Mortgage, and the lien of this Mortgage upon all of the Mortgaged Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so.

18. This Mortgage constitutes an absolute and present assignment of the Leases and of the Rents and Profits and shall be fully operative without any further action on the part of either party. Mortgagee shall be entitled, at its option, upon the occurrence of a default hereunder, to all Rents and Profits; provided, however, that so long as no default has occurred hereunder, the Mortgagor is hereby given permission to collect, receive, take, use, and enjoy all such Rents and Profits as these come due and payable, but not in advance thereof. Upon any such default hereunder, the permission hereby given to Mortgagor to collect such Rents and Profits shall terminate and such permission shall not be reinstated upon a cure of the default without the Mortgagee’s specific consent. Mortgagee may exercise the rights herein granted upon notifying the tenants, purchasers or other obligors (the “Lessees”) in connection with the foregoing of the right of the Mortgagee to receive such Rents and Profits, and shall instruct such Lessees to pay the same directly to Mortgagee without any consent from the Mortgagor being required, a copy of this instrument and a statement by the Mortgagee that the Mortgage is in default being sufficient notice to such Lessees of Mortgagee’s rights to collect the same. Neither the exercise of any right under this Paragraph 18 by Mortgagee, nor the application of any such Rents and Profits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default or invalidate any act pursuant hereto, but the rights herein granted shall be cumulative of all other rights and remedies.

Mortgagor covenants and agrees that it shall: (a) observe and perform all of its obligations with respect to the Leases including, without limitation, its obligations as lessor under any lease, as seller under any purchase and sale contract and any other obligations which it may have under any other contract or instrument pursuant to which it is entitled to receive Rents and Profits, and shall not do or permit to be dome anything to impair Mortgagor’s right to receive the same; (b) enforce or secure the performance of, at its sole costs and expense, every obligation of all such Lessees to Mortgagor; (c) not collect any of the Rents and Profits herein assigned in advance of the time when the same become due under the terms thereof; (d) not waive or release any Lessee from his obligation under any Lease or other instrument evidencing same; and (e) not execute any other assignment thereof or alter, modify or change the terms of any such obligation or cancel, terminate, or accept the surrender of the same without the prior written consent of the Mortgagee.

Should Mortgagor fail to make any payment or perform any obligation required pursuant to this Paragraph 18, Mortgagee may elect to make such payment or perform such obligation, in which event Mortgagor agrees to pay, immediately upon demand, all sums expended by Mortgagee in making such payment or performing such obligation, together with interest in an amount equal to the Default Rate (defined in Paragraph 35 hereof) from the date that such expense is incurred by the Mortgagee to the date of payment to the Mortgagee. Any amount so expended by the Mortgagee, together with interest thereon as herein provided, shall constitute part of the indebtedness secured hereby.

Notwithstanding the foregoing, the Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, contract or other instrument and Mortgagor shall and does hereby agree to indemnify Mortgagee for and to hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under any of said Leases, contracts, or other instruments by reason of this assignment, and of and from any claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertaking on its part to be performed or discharged pursuant to any of the terms, covenants or agreements contained herein. Any such liability, loss or damage, including costs, expenses and reasonable attorneys’ fees incurred in defending against any such claim, shall constitute part of the indebtedness secured hereby and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, together with interest thereon, at the Default Rate (defined in Paragraph 35 hereof) from the date that such expense is incurred by the Mortgagee to the date of payment of the same by Mortgagor to Mortgagee.

19. Mortgagee shall have the unconditional right, at its option, to require payment in full of all indebtedness secured hereby and to declare all such indebtedness immediately due and payable: (a) after any Event of Default under the Loan Agreement, including, without limitation, a default in the payment when due of any installment of principal and/or of interest under the Notes; or (b) after default in the payment of any tax, water rate or assessment for thirty (30) days after the same becomes due; or (c) after default for five (5) days after notice and demand either in assigning and delivering the policies of insurance hereinbefore described or referred to or in reimbursing the Mortgagee for premiums paid to obtain such insurance as herein provided; or (d) after default for thirty (30) days after notice and demand in the payment of any installment of any assessment for local improvements which may now or hereafter affect the Mortgaged Property and may be or become payable in installments; or (e) after default for five (5) days after notice and demand in the repayment of any sum advanced by Mortgagee to protect the security hereof; or (f) upon the actual or threatened waste, removal or demolition of, or material alteration to or enlargement of, any building or other improvement on the Mortgaged Property or upon the commencement of unpermitted construction of any new building(s) on any part of the Mortgaged Property; or (g) upon default in keeping in force the insurance required by Paragraph 5 above; or (h) upon the entry by any court of last resort of a decision that an undertaking by Mortgagor as herein provided to pay taxes, assessments, levies, liabilities, obligations and encumbrances is legally inoperative or cannot be enforced; or (i) after default for thirty (30) days after notice and demand in the removal of any Federal tax lien on the Mortgaged Property; or (j) after default for thirty (30) days after notice and demand in the observance or performance of any other covenant(s) or agreement(s) of the Mortgagor hereunder or of Mortgagor or any Obligor under any of the Loan Documents; or (k) upon the election by the Mortgagee to accelerate the maturity of said principal sum pursuant to the provisions of any other instrument which may be held by the Mortgagee as additional security for the Notes; or (l) upon the passage of any law changing in any way or respect the laws now in force for the taxation of mortgages or debts secured thereby for any purpose, or the manner of collection of any such taxes, so as to affect adversely this Mortgage or the indebtedness or other sums secured hereby; or (m) after failure to comply within fifteen (15) days with a requirement or order or notice of violation of a law or ordinance issued by any political subdivision or governmental department claiming jurisdiction over the Mortgaged Property or any operation conducted on the Mortgaged Property, or in the case of a noncompliance which cannot be cured or complied with within said period, then upon the failure of Mortgagor to commence to comply with said orders or notices within said period or thereafter diligently pursue such cure to completion; or (n) immediately upon the filing in any court of competent jurisdiction by the United States of America, or any instrumentality thereof, of any notice of intention to acquire under the power of eminent domain any estate less than an estate in fee simple in the entire Mortgaged Property, or upon the recording by the State of Florida, or any instrumentality thereof, of a notice of taking of any estate less than an estate in fee simple in the entire Mortgaged Property; or (o) upon the issuance of any order by the State of Florida, or any instrumentality thereof, any administrative board thereof or any department thereof, declaring unlawful or suspending the current operation of the Mortgaged Property; or (p) upon the filing by or against the Mortgagor or any Obligor of any petition or application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor’s relief law or law whereunder the Mortgagor or any Obligor is making an assignment for the benefit of creditors, or entering into any arrangement with creditors or become a party to any receivership proceeding; or (q) upon the transfer, lease, sale, pledge, hypothecation, or further encumbrance of the Mortgaged Property or any portion thereof or of the rents and profits therefrom; or (r) upon the commencement of any suit against the Mortgaged Property upon any other claim or lien (whether superior or inferior to the lien of this Mortgage); or (t) if there be any mortgage superior to this Mortgage, then upon the failure to pay when due any sums secured by or owing under said superior mortgage or the failure to abide by any other terms or provisions of said superior mortgage, or the modification of, or acceptance of any future or additional advance under, any such superior mortgage; or (u) upon determination by the Mortgagee that any representation, warranty, or covenants made by Mortgagor or any Obligor or any other person in this Mortgage or in any other instrument or document executed in connection with this Mortgage, or in any certificate, agreement, affidavit or statement contemplated by, or made or delivered pursuant to, or in connection with, any such documents, is false or materially misleading; or (v) if the Mortgagor or Obligor shall fail to abide by any term, covenant, or agreement under any agreement or instrument evidencing, securing or relating to any indebtedness for borrowed money owing by Mortgagor or such Obligor, if the effect of such failure is to accelerate, or permit the holder or holders to accelerate, the maturity of such indebtedness, whether or not such failure be waived by the holder or holders of such indebtedness; or (w) if the Mortgagor shall grant any lien or mortgage on the Mortgaged Property or any part thereof junior to this Mortgage (or make any further assignment of the leases and rentals assigned hereby) without first obtaining the Mortgagee’s prior written consent; or (x) if Mortgagor fails to provide Mortgagee, prior to April 15 of each year while the Notes remain unpaid, a copy of financial statements for the Mortgagor for the year ended on the immediately preceding December 31; or (y) if Mortgagor fails to provide Mortgagee, prior to September 30 of each year during the while the Notes remain unpaid, a copy of the income tax returns for the Mortgagor for the year ended on the immediately preceding December 31. The occurrence of any of the foregoing events is hereafter referred to as “Event of Default”. No consent or waiver express or implied by Mortgagee to or of any default by Mortgagor hereunder shall be construed as a consent or waiver to or of any further default of the same or any other term, covenant, condition or provision hereof, or of or under any other course of conduct or in any other manner whatsoever except by a writing duly executed by the Mortgagee and then only to the single occasion to which such writing is addressed. In order to accelerate the maturity of the indebtedness secured hereby because of the failure of the Mortgagor to pay any tax, assessment, premium, charge, liability, obligation or encumbrance upon the Mortgaged Property as herein provided, it shall not be necessary or required that the Mortgagee first pay the same.

20. Upon the occurrence of an Event of Default, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Guaranty or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, under the judgment or decree of a court of or courts of competent jurisdiction; and (c) to pursue any other remedy available to it at law or in equity. Mortgagee shall take action either by such proceedings or by exercise of its powers with respect to entry or taking possession, or both, as the Mortgagee may determine.

21. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the security, shall be entitled as a matter or right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including receiver’s fees, attorneys’ fees, costs and agent’s compensation incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee whether received pursuant to this Paragraph or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

22. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable: (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage; (b) to preserve or protect its interest in the Mortgaged Property; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee’s interest.

23. No delay or omission of Mortgagee or of any holder of the Notes to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

24. If Mortgagee: (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Guaranty, the Notes, this Mortgage or any other Loan Document; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Notes; (e) consents to the filing of any map, plat or replat of the Land; or (f) consents to the granting of any easement on the Land, no such act or omission shall release, discharge, modify, change or affect the original liability under the Guaranty, the Notes, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or Borrower, co-signer, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

25. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then, at the option of Mortgagee, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

26. No right, power or remedy conferred upon or reserved to Mortgagee by the Guaranty, the Notes, this Mortgage or any other Loan Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Guaranty, the Notes or any other Loan Document, or now or hereafter existing at law, in equity or by statute.

27. This Mortgage is also given to secure advances, whether such advances are obligatory or are to be made at the option of the Mortgagee, or otherwise, made to the Borrower, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on or before the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed 300% of the original principal amount of the Notes, plus interest thereon, and any disbursement made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate (defined in Paragraph 35 hereof). Advances may be made pursuant to this provision to an Obligor without the consent of Mortgagor being obtained prior thereto, Mortgagor hereby agreeing that the Mortgaged Property shall secure any and all such advances. All Notices of Limitation of Future Advances provided in accordance with the provision of §697.04 of the Florida Statutes shall be provided to the Mortgagee, Attention: Senior Officer Real Estate Department, CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, 3101 N. Federal Highway, Suite 502, Fort Lauderdale, FL 33306.

28. INTENTIONALLY OMITTED

29. INTENTIONALLY OMITTED

30. In the event of a conflict between the terms hereof and the Guaranty, the Notes, or any other Loan Document, the terms of the document which shall either enlarge the interest of Mortgagee in the Mortgaged Property, grant to Mortgagee greater financial security in the Mortgaged Property and/or assure payment of the Notes and all sums secured hereby in full shall control.

31. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be include and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

32. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished when addressed to the party intended to receive the same, at the address of such party on the first page hereof, and delivered at such address or deposited in the United Stated mail as first class registered or certified mail, return receipt requested, postage pre-paid. Service shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the fifth (5th) business day after the date of mailing, whichever is earlier in time. Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice in accordance herewith of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

33. In the event that any of the covenants, agreements, terms or provisions contained in the Guaranty, the Notes, this Mortgage or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Guaranty, the Notes and any other Loan Document shall be in no way affected, prejudiced or disturbed thereby.

34. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

35. The Default Rate shall be the maximum interest rate per annum permitted by applicable law at the time of default, or, in the absence of a law limiting the maximum rate of interest after default, seventeen percent (17%) per annum.

36. In addition to the obligations described above (as evidenced by the Guaranty, the Notes or otherwise), this Mortgage is given to secure any and all obligations from the Mortgagor or Borrower to the Mortgagee arising by virtue of any security agreement, promissory note, guarantee or other agreement between Mortgagor and Mortgagee and for all obligations of Mortgagor to Mortgagee, contingent or absolute, direct or indirect, regardless of however or whenever created.

37. Mortgagor represents, warrants, covenants and agrees that it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and is authorized to do business in the State of Florida, and has all requisite power and authority to conduct its business, to own its properties, and to execute and deliver, and to perform all of its obligations under this Mortgage, the Guaranty and any other instrument evidencing and/or securing the indebtedness secured hereby. The execution, delivery and performance of this Mortgage, the Guaranty secured hereby, and each and every Loan Document have been duly authorized by all necessary action and do not (i) require any consent or approval of its equity holders or any other person or entity which has not been obtained; (ii) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to the Mortgagor or any other person executing and delivering such instrument, the Guaranty or other document; or (iii) result in a breach of, or constitute a default under, any indenture or loan agreement, mortgage, or any other agreement, lease or instruments to which Mortgagor or such other person or entity is a party or by which it or its properties may be bound or affected. This Mortgage, the Guaranty and all other document to which Mortgagor or such other person or entity is a party or by which it or its properties may be bound or affected. This Mortgage, the Guaranty and all other documents being executed in connection herewith constitute the legal, valid and binding obligations of the Mortgagor, and any other person executing the same, as the case may be, enforceable against it or them in accordance with their respective terms. Mortgagor agrees that until all indebtedness secured hereby is paid in full and all covenants and agreements of Mortgagor in the Loan Documents are performed and satisfied, Mortgagor shall at all times maintain in the State of Florida a registered office and a registered agent for the purpose of receiving service of process on behalf of Mortgagor, all duly registered with the State of Florida.

38. Mortgagee is hereby subrogated to the lien and to the rights of the owner and holder thereof of each and every mortgage, lien or other encumbrance on the Mortgaged Property, or any portion thereof, which is paid or satisfied, in whole or in part, out of the proceeds of the loan secured hereby, and the respective liens of said mortgage, liens or other encumbrances shall be preserved and shall pass to and be held by Mortgagee as security for the indebtedness secured hereby to the same extent as if they had been duly assigned by separate instrument of assignment and notwithstanding the fact that the same shall be cancelled and satisfied of record.

39. That acceptance by the Mortgagee of any payment which is less than full payment of all amounts due and payable at the time of such payment, even if made by one other than the Obligor, shall not constitute a waiver of the Mortgagee’s right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued interest thereon, immediately due and payable without notice or to exercise any other rights of the Mortgagee except and as to the extent otherwise provided by law or this Mortgage.

40. Mortgagor consents to any and all renewals and extensions in the time of payment of the secured indebtedness, and agrees further that, at any time and from time to time without notice to any person, the terms of payment provided for in the Notes may be modified or the security described in this Mortgage (or any other collateral which may be held by Mortgagee) may be released (in whole or in part) or increased, changed or exchanged by agreement between the Mortgagee and any owner of the Mortgaged Property affected by this Mortgage without in anywise affecting the liability of any party to the Notes, or any person liable or to become liable with respect to the secured indebtedness. Mortgagor agrees that no sale of the Mortgaged Property, no forbearance on the part of the Mortgagee and no extensions, whether oral or writing, of the time for the payment of the whole or any part of the obligations hereby secured (or secured by any other collateral which may be held by Mortgagee), or any other indulgence given by Mortgagee, whether with or without consideration, shall operate to relieve, or, in any manner, affect the original liability of the Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, notice of any such extension, indulgence and forbearance being hereby waived by Mortgagor (and by any guarantors, endorsers, or other persons liable or who may become liable for payment of all or any portion of the indebtedness secured hereby) and all those claiming by, through and under the Mortgagor. It is expressly agreed that any release or releases may be made by the Mortgagee without the consent or approval of any other person or persons whomsoever.

41. If the Mortgagor shall, with the duly issued prior written consent of Mortgagee, grant any lien or mortgage on the Mortgaged Property junior to this Mortgage, such junior lien or mortgage shall be subject to, in addition to all tenancies now or hereafter affecting the Mortgaged Property, all such renewals and extensions, modifications, releases, increases, increases in interest rate, future advances, changes or exchanges to the Notes and this Mortgage as Mortgagor and Mortgagee may agree upon or as may be provided herein, without joinder or consent of such junior lien or mortgage holder, and without an obligation on Mortgagee’s part to give notice of any kind thereto. Notwithstanding the foregoing, Mortgagor will not suffer or permit any act or omission whereby any of the Mortgaged Property shall become subject to any attachment, judgment, lien, charge or other encumbrances whatsoever or whereby any of the security represented by this Mortgage shall be impaired or threatened. Mortgagor will not directly or indirectly do anything or take any action which might prejudice any of the rights, tittles or interests of Mortgagee in or to any of the Mortgaged Property an/or impose or create any direct or indirect obligation or liability on the part of the Mortgagee with respect to any of the Mortgaged Property. If any such attachment, judgment, lien, charge or other encumbrance is filed against the Mortgaged Property, or any portion thereof, Mortgagor shall cause the same to be immediately discharged or otherwise bonded or transferred to other security.

42. The Mortgagee does not intend to violate any applicable usury laws. Accordingly, all agreements between Mortgagor and Mortgagee are expressly limited so that in no contingency or event whatsoever, shall the interest on the amount paid or agreed to be paid to the Mortgagee exceed the maximum rate allowed by applicable law. If, from any circumstances whatsoever, fulfillment of any obligation hereof or of the Notes or any Loan Document, at the time performance of such obligation shall be due, shall cause the effective rate of interest upon the sums evidenced by the Notes or hereby to exceed the maximum rate of interest allowed by applicable law, then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to prevent that effective rate of interest from exceeding the maximum rate allowable under applicable law and to the extend that the Mortgagee shall receive any sum which would constitute excessive interest, such sum shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal, the excess shall be refunded to the Mortgagor. This provision shall control every other provision of all agreements between the Mortgagor and the Mortgagee. Nothing herein shall be deemed to limit any rights, powers or privileges which the Mortgagee may have by reason of its being a national banking association pursuant to any law of the United States of America or any rule, regulation or order of any departments or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by the Mortgagee which is lawful pursuant to, or which is permitted by, any of the foregoing.

43. Mortgagor represents, warrants and covenants that Mortgagor has not used Hazardous Materials (as hereinafter defined), on, from, or affecting the Mortgaged Property in any manner which violates federal, state, or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and to the knowledge of the Mortgagor after reasonable investigation ,no prior owner of the Mortgaged Property or any tenant, subtenant, prior tenant or prior subtenant has used Hazardous Materials, on, from, or affecting the Mortgaged Property, in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials. Mortgagor shall keep or cause the Mortgaged Property to be kept free of Hazardous Materials. Without limiting the foregoing, Mortgagor shall not cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws and regulations, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, a release of Hazardous Materials onto the Mortgaged Property or onto any other property. Mortgagor shall comply with and ensure compliance by all tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with any and all approvals, registrations or permits required thereunder. Mortgagor shall (a) conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from, or affecting the Mortgaged Property (i) in accordance with all applicable federal state, and local laws, ordinances, rules, regulations, and policies, (ii) to the satisfaction of the Mortgagee, and (iii) in accordance with the orders and directions of all federal, state and local governmental authorities, and (b) defend, indemnity, and hold harmless the Mortgagee and its employees, agents, officers, and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to (i) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, building, personal property, persons, animals, or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; and/or (iv) any violation of laws, orders, regulations, requirements, or demand of governmental authorities, or any policies or requirements of the Mortgagee, which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorneys and consultant fees, investigation and laboratory fees, court costs, and litigation expenses. In the event this Mortgage is foreclosed, or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Mortgaged Property to the Mortgagee free of any and all Hazardous Materials so that the condition of the Mortgaged Property shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Mortgaged Property. For purposes of this Paragraph, “Hazardous Materials” includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 2901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental laws, ordinances, rules, or regulations. The provisions of this Paragraph shall be in addition to any and all obligations and liabilities Mortgagor may have to the Mortgagee at common law, and shall survive the transactions contemplated herein. Mortgagee in its sole discretion, in the event of any Event of Default under this Mortgage, may inspect the Property or retain others to inspect the Mortgaged Property and conduct whatever tests Mortgagee deems necessary to insure Mortgagor is in compliance with the warranties, covenants and representations contained in this Paragraph. In the event Mortgagee ascertains, with or without an inspection of the Mortgaged Property, that there are any violations of any warranties or covenants contained in this Paragraph or that any of Mortgagor’s representations contained herein are inaccurate, then Mortgagee may foreclosure this Mortgage, although Mortgagee shall be under no obligation to do so, or Mortgagee may pursue any other remedies provided under the Loan Documents which Mortgagee is entitled to pursue as a result of a violation of the warranties and covenants of this Paragraph or as a result of any inaccurate or false representations contained in this Paragraph.

44. The Mortgagor agrees to act as follows as long as the Property or any part of it is subject to the First Mortgage:

(a) The Mortgagor will pay the principal interest and all other sums when due and payable under the First Mortgage no later than their due dates and will comply with all of the other terms, covenants, and conditions of the First Mortgage.

(b) The Mortgagor will produce for the Mortgagee, on request, receipts or other evidence of payment satisfactory to the Mortgagee with respect to all sums due under the First Mortgage.

(c) The Mortgagor will not enter into any agreement or arrangement, without the prior written consent of the Mortgagee, pursuant to which the Mortgagor is granted any forbearance or indulgence (as to time or amount) in the payment of any principal, interest, or other sums due under the First Mortgage.

(d) The Mortgagor will not enter into any agreement or arrangement, without the prior written consent of the Mortgagee, pursuant to which the Mortgagor receives any additional amounts or future advances secured by the First Mortgage.

45. Default Under the First Mortgage. If there is any default under the First Mortgage or the note secured by the First Mortgage or in the event Mortgagor violates any provisions of paragraph 44 above, the Mortgagee may, at its option, immediately or thereafter, declare this Mortgage in default and the Mortgagee may exercise all of the remedies set forth in this Mortgage. The Mortgagee, at their election, and without notice to the Mortgagor, may make any payments the Mortgagor has failed to make under the First Mortgage. The Mortgagee is not obligated to make these payments. The Mortgagee may add the amount of these payments to the principal debt secured by this Mortgage. Any payment by the Mortgagee does not release the Mortgagor from the Mortgagor’s obligation or constitutes a waiver of the Mortgagor’s default under this Mortgage.

MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE EXTENDING CREDIT TO MORTGAGOR.

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $2,100,000 ON MAY 9, 2017 AND $4,000,000.00 ON MAY 9, 2017, TOGETHER WITH ACCRUED AND CAPITALIZED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

IN WITNESS WHEREOF, the undersigned has executed this instrument the day and year above first written.

PANACHE DISTILLERY, LLC a Florida limited liability company

/S/ ALEXIS SILVERS	By:	/S/ MICHAEL ROMER
Print Name: Alexis Silvers	Name:	Michael Romer
	Title:	Interim CEO, Parent company/Manager PDL
/S/ NATALIE ANDRIANO
Print Name: Natalie Andriano

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me this 9th day of May, 2014 by Michael Romer as sole Manager of PANACHE DISTILLERY, LLC, on behalf of the Florida limited liability company. He is personally known to me or has produced _______________ as identification.

By:	/S/ GINA L. CREWS
NOTARY PUBLIC, State of New York Print Name: Gina L. Crews Commission No.: 24-4910280

My Commission Expires: October 26, 2017